UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)
Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.02. Results of Operations and Financial Condition.
     On July 27, 2009, the Registrants issued a press release announcing the Registrants’ financial results for the quarter ended June 30, 2009. As set forth below, the Registrants are filing the press release as Exhibit 99.1 to this Current Report on Form 8-K.
     This Amendment No. 1 is being filed solely to reflect the election by the Registrants to cause the information set forth in this Item 2.02, as well as Exhibit 99.1 to the original Current Report on Form 8-K, to be deemed “filed” with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended, including, without limitation, Section 18 thereof, and subject to the liabilities of such Act. This Form 8-K and the information included herein shall also be deemed to be incorporated by reference into all of the Registrants’ filings under the Securities Act of 1933, as amended, into which such incorporation is permitted by the rules relating to such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

*99.1	Press Release by the Registrants, dated July 27, 2009.

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, its sole General Partner

By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer

Dated: July 28, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title

*99.1	Press Release by the Registrants, dated July 27, 2009.

*	Previously filed.